UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2015

GUARDIAN 8 HOLDINGS
 (Exact name of registrant as specified in its charter)

Nevada	333-150954	26-0674103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7432 E. Tierra Buena Lane, Suite 102 Scottsdale, Arizona	85260
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 659-6007

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Resignation of Director and Officer

On April 11, 2015, Paul Hughes informed the Registrant of his intent to resign as a member of the Registrant’s board of directors and chief operating officer of the Registrant’s wholly owned operating subsidiary, Guardian 8 Corporation. Mr. Hughes’ resignation was effective on May 1, 2015. Other than a disagreement as to Guardian 8 Corporation’s payroll and the continued accrual of Mr. Hughes’ final payroll payment, the Registrant is not aware of any other disagreements Mr. Hughes may have with it on any matter relating to the Registrant’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guardian 8 Holdings

By: /s/ C. Stephen Cochennet
      C. Stephen Cochennet, Chief Executive Officer

Date: May 7, 2015